Employee Benefit Plan (Predecessor)	12 Months Ended
Dec. 31, 2012
Predecessor
Employee Benefit Plan

24. Employee Benefit Plan

The Company maintains a Savings Plan under Section 401(k) of the Internal Revenue Code (the “Plan”). The Plan covers all employees who have attained 21 years of age and achieved three months of employment. Under the Plan, matching contributions are at the discretion of the Board of Directors. During the years ended December 31, 2011 and 2012, the matching contributions by the Company were 50% on the first 8% of compensation contributed on a per pay basis. Employee benefit plan expense was included in compensation and benefits expense in the Company’s consolidated statements of operations and was as follows:

	2011	2012
Employee benefit plan expense	$346	$525